UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan (State or other jurisdiction of incorporation or organization)	38-2007430 (I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan (Address of Principal Executive Offices)	48226-5099 (Zip Code)

(Registrant’s telephone number, including area code): (313) 227-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its regular meeting on March 28, 2014, the Board of Directors of Compuware Corporation (the “Company”) adopted minor modifications to the Company’s Bylaws.  Section 5.05 was modified to eliminate the requirement that the Chairman of the Board also be the Company’s chief executive officer.  In addition, provisions relating to the Company’s indemnification of directors and officers were modified to conform to Michigan law and Article X, relating to a rescinded provision of Michigan law, was deleted.

The above description of the modifications to the Bylaws does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.2 Amendment to Bylaws of Compuware Corporation as of March 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION

Date: August 6, 2014	By:	/s/ Joseph R. Angileri
Joseph R. Angileri
Chief Financial Officer